Exhibit 1.3

                                [Debt Securities]

                             UNDERWRITING AGREEMENT

[Date]

To the Representatives
named in Schedule I
hereto of the Underwriters
named in Schedule II hereto

Ladies and Gentlemen:

          AMETEK, Inc., a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its securities identified in Schedule I hereto (the "Securities"). The Securities will be issued pursuant to either a senior indenture (the "Senior Indenture") dated as of ______ between the Company and ______, as trustee or a subordinated indenture dated as of ______ between the Company and ___, as trustee (the "Subordinated Indenture" and together with the Senior Indenture, the "Indenture"), as applicable. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, each shall be deemed to refer to such firm or firms.

          1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each Underwriter that:

               (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such form (the file number of which is set forth in Schedule I hereto), which has become effective, for the registration under the Act of the Securities. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1) under the Act and complies in all other material respects with said Rule. The Company proposes to file with the Commission pursuant to Rule 424 or Rule 434 under the Act a supplement to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 or Rule 434 (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424 hereinafter is called the "Preliminary Final Prospectus." Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, and the Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference.

               (b) As of the date hereof, when the Final Prospectus is first filed pursuant to Rule 424 or Rule 434 under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date (as hereinafter defined), (i) the Registration Statement as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, and the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Exchange Act and the respective rules thereunder, (ii) the Registration Statement, as amended as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and
(iii) the Final Prospectus, as amended or supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (A) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification of the Trustee (Form T-1) under the Trust Indenture Act of the Trustee or (B) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus.

               (c) Each direct and indirect subsidiary of the Company is set forth on Schedule III attached hereto (each, a "Subsidiary"). All the outstanding shares of capital stock of the Company and each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights.

               (d) Each of the Company and the Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own, lease and operate its properties and engage in the business in which it is engaged or in which it proposes to engage as described in the Registration Statement, the preliminary prospectus and the Prospectus. The Company is duly registered and qualified to do business as a foreign corporation in good standing in each jurisdiction where the character, location, ownership or leasing of its properties (owned, leased or licensed) or the nature or conduct of its business requires such registration or qualification, except where the failure to be so qualified would not, individually or in the aggregate, result in a material adverse effect on or affecting the business, operations, assets, properties, condition (financial or other), stockholders' equity, or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

               (e) There are no legal or governmental proceedings pending against the Company or any Subsidiary or, to the knowledge of the Company, threatened against any of them or to which the Company or any Subsidiary or to which any of the respective properties of the Company or any Subsidiary is subject which are not disclosed in the Registration Statement, the preliminary prospectus and the Prospectus and which, if adversely decided, would cause a Material Adverse Effect or materially adversely affect the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement. There are no agreements, contracts, indentures, leases or other instruments of the Company or any Subsidiary that are material to the Company and the Subsidiaries, taken as a whole, which are not described in the Registration Statement, the preliminary prospectus and the Prospectus, neither the Company nor any Subsidiary is involved in any strike, job action or labor dispute with any group of its employees which would reasonably be expected to have a Material Adverse Effect, and, to the knowledge of the Company, no such action or dispute is threatened.

               (f) Ernst & Young LLP, the accountants who have expressed their opinion with respect to the financial statements (including the related notes and supporting schedules) of the Company filed with the Commission as a part of the Registration Statement, the preliminary prospectus and the Prospectus, are, with respect to the Company and the Unconsolidated Subsidiary, independent public accountants as required by the Act and the Exchange Act.

               (g) The financial statements of the Company, together with the related notes thereto, which are incorporated by reference into the Registration Statement, the preliminary prospectus and the Prospectus, present fairly the financial position and the results of operations, changes in stockholders' equity and changes in cash flows of the Company as of the respective dates and for the respective periods specified therein. All of such financial statements and related notes have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved and comply as to form in all material respects with the applicable accounting requirements included in Regulation S-X under the Act. [The supporting schedules, the "Summary Financial Data", the "Selected Financial Data" and the tables included in the Registration Statement, the preliminary prospectus and the Prospectus fairly present the information purported to be shown thereby at the respective dates thereof and for the respective periods covered thereby and have been presented on a basis consistent with that of the audited financial statements therein. No other financial statements or supporting schedules are required by the Act or Regulation S-X to be included therein.]

               (h) Subsequent to the respective dates as of which information is given in the Registration Statement, the preliminary prospectus and the Prospectus, there has not been (i) any loss or adverse change, or any development which could reasonably be expected to result in a loss or adverse change, in or affecting the business, properties, management, assets, prospects, stockholders' equity, operations, condition (financial or other), or results of operations of the Company and its subsidiaries taken as a whole, (ii) any transaction entered into by each of the Company and the Subsidiaries, except transactions in the ordinary course of business; (iii) any obligation, direct or contingent, incurred by each of the Company and the Subsidiaries which is material to each of the Company and the Subsidiaries taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement, the preliminary prospectus or the Prospectus, (iv) any change in the capital stock or outstanding indebtedness of the Company, or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, which in any case described in clauses (i), (ii), (iii), (iv) or (v) above, could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries taken as a whole or materially and adversely affect the ability of the Company to perform its obligations under this Agreement.

               (i) Each of the Company and the Subsidiaries has good and marketable title to all property (real and personal) described in the Registration Statement, the preliminary prospectus and the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances, except such as are described in the Registration Statement, the preliminary prospectus and the Prospectus or could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, and all the property described in the Registration Statement, the preliminary prospectus and the Prospectus as being held under lease by each of the company and the Subsidiaries is held by it under valid, subsisting and enforceable leases, except as the enforcement thereof may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity.

               (j) The Company has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution and delivery of, and the performance by the Company of its obligations under this Agreement have been duly and validly authorized by the Company and this Agreement, as of the Closing Date, will have been duly executed and delivered by the Company and will constitute the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement hereof may be limited by bankruptcy, insolvency or other similar laws affected the enforcement of creditors' rights generally and subject to the applicability of general principles of equity, and except as rights to indemnity and contribution hereunder may be limited by Federal or state securities laws of principles of public policy.

               (k) Each of the Company and the Subsidiaries has such permits, licenses, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities ("Permits") as are necessary under applicable law to own their respective properties and to conduct their respective businesses in the manner described in the Registration Statement, preliminary prospectus and Prospectus, except to the extent that the failure to have such Permits could not reasonably be expected to have a Material Adverse Effect; each of the Company and the Subsidiaries has fulfilled and performed in all material respects all of its obligations with respect to the Permits, and, to the knowledge of the Company, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of such Permit, subject in each case to such qualification as may be set forth in the Registration Statement, the preliminary prospectus and the Prospectus and except to the extent that any such revocation or termination, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

               (l) None of the Company or any Subsidiary is (i) in violation of its certificate of incorporation, as amended, or articles of organization, as amended, or bylaws or other organizational documents or of any law, ordinance, administrative or governmental rule or regulation applicable to it or of any decree of any court or governmental agency or body having jurisdiction over it, except where any such violation or violations in the aggregate could not reasonably be expected to have a Material Adverse Effect, or (ii) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any Subsidiary is a party or by which any of them or any of their respective properties may be bound, except as disclosed in the Registration Statement, preliminary prospectus and Prospectus or where any such default or defaults in the aggregate would not reasonably be expected to have a Material Adverse Effect.

               (m) Each of the Company and the Subsidiaries owns, possesses, licenses or possesses adequate rights to use all patents, trademarks, trademark registrations, service marks, service mark registrations, tradenames, copyrights, licenses, inventions, trade secrets and rights described in the Registration Statement, preliminary prospectus and Prospectus as being owned by it or necessary for the conduct of its business, and that the Company has not received a claim to the contrary (a "Claim") or any challenge (a "Challenge") by any other person to the rights of each of the Company and the Subsidiaries with respect to the foregoing, except for such Claims and Challenges which could not reasonably be expected to have a Material Adverse Effect.

               (n) Except as disclosed in the Registration Statement, preliminary prospectus and Prospectus, the Company and the Subsidiaries have filed all tax returns required to be filed (other than filings being contested in good faith), which returns are true and correct in all material respects, and neither of the Company nor any Subsidiary is in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto (other than taxes being contested in good faith), except where the failure to file such returns and make such payments (whether or not being contested in good faith) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

               (o) Except as disclosed in the Company's filings with the Commission, none of the properties owned, operated or used by the Company has suffered a release of any Hazardous Materials that, under any Environmental Law,
(i) would impose liability on the Company that is likely to have a Material Adverse Effect or (ii) is likely to result in the imposition of a lien on any assets owned, directly or indirectly, by the Company. To the Company's knowledge, it is in compliance with, and is not subject to any existing, pending threatened impending litigation, proceeding, claim or demand by any governmental agency or authority or other person with respect or pursuant to any Environmental Law, except any which, if adversely determined would not have a Material Adverse Effect. As used herein, "Environmental Laws" means the common law and all federal, state, local and foreign laws, codes and ordinances relating to the environment, health and safety and all rules and regulations promulgated thereunder, including, without limitation laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, solid, toxic or hazardous substances or wastes; and "Hazardous Material" includes, without limitation, (i) all substances which are designated pursuant to section 311(b)(2)(A) of the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C. ss. 1251 ET. SEQ.; (ii) any element, compound, mixture, solution, or substance which is designated pursuant to Section 102 of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. ss. 9601 ET. SEQ.; (iii) any hazardous waste having the characteristics which are identified under or listed pursuant to Section 3001 of the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. ss. 6901 ET. SEQ.; (iv) any toxic pollutant listed under Section 307(a) of FWPCA; (v) any hazardous air pollutant which is listed under Section 7 of the Toxic Substances Control Act, 15 U.S.C. ss. 2601 ET. SEQ.; and (vii) petroleum, petroleum products, petroleum by-products, petroleum decomposition by-products, and waste oil, and any other substances or wastes subject to regulation under Environmental Laws.

               (p) In the ordinary course of its business, the Company and its Subsidiaries periodically review the effect of Environmental Laws (as defined below) on the business, operations and properties of it and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any Permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

               (q) None of the Company or the Subsidiaries has any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any of the Subsidiaries makes or ever has made a contribution and in which any employee of the Company or any Subsidiary is or has ever been a participant. With respect to such plans, the Company and each Subsidiary is in compliance in all material respects with all applicable provisions of ERISA.

               (r) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions of the Subsidiaries are executed in accordance with management's general or specific authorization, (ii) transactions are appropriately recorded to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (s) None of (i) the issuance, offer, sale or delivery of the Securities, (ii) the execution, delivery or performance of this Agreement by the Company, or (ii) the consummation by the Company of the transactions contemplated hereby (a) requires any consent, approval, registration, authorization or other order of, or registration or filing with (each, a "Consent"), any court, regulatory body, administrative agency or other governmental body, agency or official (except for compliance with the securities or Blue Sky laws of various jurisdictions or the failure to obtain which could not reasonably be expected to have a Material Adverse Effect or materially adversely affect the consummation of the transactions contemplated hereby) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under , the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any Subsidiary, except any such conflicts and breaches that in the aggregate could not reasonably be expected to have a Material Adverse Effect or (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Company or any Subsidiary is a party or by which any of them or any of their respective properties may be bound, except as disclosed in the Registration Statement, preliminary prospectus and the Prospectus or any such conflicts, breaches or defaults that in the aggregate could not reasonably be expected to have a Material Adverse Effect, or (iii) violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Company or any Subsidiary or any of their respective properties, except any such violations that in the aggregate could not reasonably be expected to have a Material Adverse Effect, or (iv) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or assets is subject, other than as disclosed in the Registration Statement, preliminary prospectus and Prospectus or which could not in the aggregate be expected to have a Material Adverse Effect.

               (t) The Company has duly and validly authorized the sale of the Securities and when executed and authenticated in accordance with the terms of the Indenture and delivered the Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors now or hereinafter in effect, and to equitable principles that may limit the right to specific enforcement of remedies, and further subject to the application of principles of public policy). The description of the Securities in the Registration Statement, the preliminary prospectus and the Prospectus is accurate in all material respects.

               (u) The Company is not now, and as a result of the offer and sale of the Securities in the manner contemplated in this Agreement, the Registration Statement, the preliminary prospectus and the Prospectus and the application of the net proceeds of such sale as described in the section entitled "Use of Proceeds" of the Registration Statement, the preliminary prospectus and the Prospectus, will not be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), without taking account of any exemption arising out of the number or type of holders of the Company's securities.

               (v) None of the Company, the Subsidiaries or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the date hereof.

               (w) None of the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D ("Regulation D") under the Act) has directly, or through any agent taken any action designed to cause or to result in or that has constituted, or might reasonably be expected to cause or result in or constitute, under the Exchange Act, or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

               (x) The Company has not distributed and will not distribute prior to the later of (A) the Additional Closing Date and (B) the completion of the distribution of the Securities by the Underwriters and dealers, any offering material (including, without limitation, content on its Website, if any, that may be deemed to be offering material) in connection with the offering and sale of the Securities other than the preliminary prospectus and the Prospectus.

               (y) No holder of any security of the Company, which by reason of the filing of the Registration Statement or otherwise in connection with the sale of the Securities contemplated hereby, has the right to request or demand registration of any security of the Company because of the transactions contemplated hereby.

               (z) Except as disclosed in the Registration Statement, the preliminary prospectus and the Prospectus, subsequent to the date as of which such information is given in the Registration Statement, the preliminary prospectus or the Prospectus, neither the Company nor any Subsidiary has incurred any liability or obligation direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries, taken as a whole, and there has not been any material change in the capital stock, or material increase in the short-term or long-term debt of the Company or any Subsidiary.

               (aa) Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any employee or agent of the Company or any Subsidiary has made any payment of funds or received or retained any funds in violation of any law, rule or regulation, which violation could reasonably be expected to have a Material Adverse Effect.

               (bb) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is quoted on the New York Stock Exchange, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the New York Stock Exchange, nor has the Company received any notification that the Commission or the New York Stock Exchange is contemplating terminating such registration or listing.

               (cc) The Company has timely and properly filed with the Commission all reports and other documents required to have been filed by it with the Commission pursuant to the Act, the Regulations, the Exchange Act and the rules and regulations. True and complete copies of all such reports and other documents have been delivered to you or your counsel.

               (dd) Except as described in the Registration Statement, the preliminary prospectus and the Prospectus, and except in connection with exercises of outstanding options and warrants, the Company has not sold or issued any shares of capital stock within the six month period preceding the date of the Prospectus, all of which sales and issuances were made in compliance with the Act and the Regulations.

               (ee) The Company meets the requirements for use of Form S-3 under the Regulations.

          2. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be set forth in Schedule II hereto, less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities."

          If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of
Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in
Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will make Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto, less the aggregate principal amount of Contract Securities.

          3. DELIVERY AND PAYMENT. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof in the manner set forth in Schedule I hereto. Unless otherwise agreed, certificates for the Underwriters' Securities shall be in the form set forth in Schedule I hereto, and such certificates may be deposited with The Depository Trust Company ("DTC") or a custodian of DTC and registered in the name of Cede & Co., as nominee for DTC.

          4. AGREEMENTS. The Company agrees with the several Underwriters that:

               (a) Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be filed with the Commission pursuant to Rule 424 or Rule 434 via the Electronic Data Gathering, Analysis and Retrieval System. The Company will advise the Representatives promptly (i) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424 or Rule 434, (ii) when any amendment to the Registration Statement relating to the Securities shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

               (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, except with respect to any such delivery requirement imposed upon an affiliate of the Company in connection with any secondary market sales, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

               (c) The Company will make generally available to its security holders and to the Representatives as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the regulations under the Act) covering a 12 month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

               (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request. The Company will pay the expenses of printing all documents relating to the offering.

               (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may reasonably designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process of any jurisdiction where it is not now so subject.

               (f) Until the business day following the Closing Date, the Company will not, without the consent of the Representatives, offer or sell, or announce the offering of, any securities covered by the Registration Statement or by any other registration statement filed under the Act; provided, however, the Company may, at any time, offer or sell or announce the offering of any securities (A) covered by a registration statement on Form S-8 or (B) covered by a registration statement on Form S-3 and (i) pursuant to which the Company issues securities under one of the Company's medium-term note programs or (ii) pursuant to which the Company issues securities for its dividend reinvestment plan.

          5. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

               (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Final Prospectus shall have been filed or mailed for filing with the Commission within the time period prescribed by the Commission.

               (b) The Company shall have furnished to the Representatives the opinion of Stroock & Stroock & Lavan LLP, counsel for the Company, dated the Closing Date, to the effect of paragraphs (i) through (xii) below:

                    (i) the Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own its properties and conduct its business as described in the Final Prospectus;

                    (ii) each of the Company and the Subsidiaries is qualified or licensed to do business as a foreign corporation in any jurisdiction in which such counsel has knowledge that each of the Company or the Subsidiaries is required to be so qualified or licensed;

                    (iii) all the outstanding shares of capital stock of each of the Company and the Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable;

                    (iv) the Securities conform in all material respects to the description thereof contained in the Final Prospectus;

                    (v) the Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors now or hereafter in effect, and to equitable principles that may limit the right to specific enforcement of remedies, and further subject to 12 U.S.C. ss.1818(b)(6)(D) and similar bank regulatory powers and to the application of principles of public policy); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors now or hereafter in effect, and to equitable principles that may limit the right to specific enforcement of remedies);

                    (vi) such counsel is without knowledge that (1) there is any pending or threatened action, suit or proceeding before or by any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, or (2) any franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit to the Registration Statement, is not so described or filed as required;

                    (vii) the Registration Statement has become effective under the Act; such counsel is without knowledge that any stop order suspending the effectiveness of the Registration Statement has been issued or any proceedings for that purpose have been instituted or threatened; and the Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto (other than the financial statements and other financial and statistical information contained therein or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder;

                    (viii) this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company and each constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors now or hereafter in effect, and to equitable principles that may limit the right to specific enforcement of remedies, and except insofar as the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by federal and state securities laws, and further subject to the application of principles of public policy);

                    (ix) no consent, approval, authorization or order of any court or governmental agency or body is required on behalf of the Company for the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act and such as may be required under the blue sky or insurance laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                    (x) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts will conflict with, result in a breach of, or constitute a default under the certificate of incorporation or by-laws of the Company or (1) the terms of any material indenture or other agreement or instrument known to such counsel and to which the Company or the Subsidiaries is a party or bound, or (2) any order or regulation known to such counsel to be applicable to the Company or the Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or the Subsidiaries;

                    (xi) such counsel is without knowledge of rights to the registration of securities of the Company under the Registration Statement which have not been waived by the holders of such rights or which have not expired by reason of lapse of time following notification of the Company's intention to file the Registration Statement.

          In rendering such opinion, but without opining in connection therewith, such counsel shall also state that, although it has not independently verified, is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, it has no reason to believe that the Registration Statement or any amendment thereof at the time it became effective and as of the date of such opinion contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that the Final Prospectus, as amended or supplemented, as of its date and the date of such opinion, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, or the General Corporate Law of Delaware to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters; and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and its subsidiaries and public officials.

               (c) The Representatives shall have received from __________, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board and Chief Executive Officer or a Senior Vice President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus and this Agreement and they are without knowledge that:

                    (i) the representations and warranties of the Company in this Agreement are not true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has not complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                    (ii) any stop order suspending the effectiveness of the Registration Statement, as amended, has been issued or any proceedings for that purpose have been instituted or threatened; and

                    (iii) since the date of the most recent financial statements included in the Final Prospectus, there has been any material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus.

               (e) At the Closing Date, Ernst & Young LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that the response, if any, to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

                    (i) They are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder.

                    (ii) In their opinion, the consolidated financial statements of the Company and its subsidiaries audited by them and included or incorporated by reference in the Registration Statement and Final Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the regulations thereunder with respect to registration statements on Form S-3 and the Exchange Act and the regulations thereunder.

                    (iii) On the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of:

          (a) Reading the minutes of the meetings of the stockholders, the board of directors, executive committee and audit committee of the Company and the boards of directors and executive committees of its subsidiaries as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of such letter;

          (b) Performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited condensed consolidated interim financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and Final Prospectus and reading the unaudited interim financial data, if any, for the period from the date of the latest balance sheet included or incorporated by reference in the Registration Statement and Final Prospectus to the date of the latest available interim financial data; and

          (c) Making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below;

nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

                    (1) the unaudited condensed consolidated interim financial statements, included or incorporated by reference in the Registration Statement and Final Prospectus, do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder;

                    (2) any material modifications should be made to the unaudited condensed consolidated interim financial statements, included or incorporated by reference in the Registration Statement and Final Prospectus, for them to be in conformity with generally accepted accounting principles;

                    (3) (i) at the date of the latest available interim financial data and at the specified date not more than five business days prior to the date of the delivery of such letter, there was any change in the capital stock or the long-term debt (other than scheduled repayments of such debt) or any decreases in shareholders' equity of the Company and the subsidiaries on a consolidated basis as compared with the amounts shown in the latest balance sheet included or incorporated by reference in the Registration Statement and the Final Prospectus or (ii) for the period from the date of the latest available financial data to a specified date not more than five business days prior to the delivery of such letter, there was any change in the capital stock or the long-term debt (other than scheduled repayments of such debt) or any decreases in shareholders' equity of the Company and the subsidiaries on a consolidated basis, except in all instances for changes or decreases which the Registration Statement and Prospectus discloses have occurred or may occur, or Ernst & Young LLP shall state any specific changes or decreases.

                    (iv) The letter shall also state that Ernst & Young LLP has carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Final Prospectus and which are specified by the Representatives and agreed to by Ernst & Young LLP, and has found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

          In addition, at the time this Agreement is executed, Ernst & Young LLP shall have furnished to the Representatives a letter or letters, dated the date of this Agreement, in form and substance satisfactory to the Representatives, to the effect set forth in this paragraph (e) and in Schedule I hereto.

               (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the earnings, business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement and the Final Prospectus.

               (g) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

               (h) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

          If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

          6. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the copying of this Agreement, (iii) the preparation, issuance and delivery of the Securities to the Underwriters, including capital duties, stamp duties and stock transfer taxes, if any, payable upon issuance of any of the Securities and the sale of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Securities under state securities laws in accordance with the provisions of Section 4(e), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of the preliminary prospectuses, and of the Prospectuses and any amendments or supplements thereto,
(vii) the printing and delivery to the Underwriters of copies of the Blue Sky Survey, and (viii) the fee of the National Association of Securities Dealers, Inc.

          7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or arise out of or are based upon omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment or supplement thereof, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, or arises out of or is based upon statements in or omissions from that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification of the Trustee (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

               (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the language on the cover page required by Item 509 of Regulation S-K and under the heading "Underwriting" or "Plan of Distribution" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

               (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of subparagraph (a), representing the indemnified parties under subparagraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

               (d) To provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on the grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Securities specified in Schedule I hereto and the Company is responsible for the balance; provided, however, that (y) in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clause (y) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph
(d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

          8. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bear to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          9. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared by Federal authorities or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Securities.

          10. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of
Section 6 and 7 hereof and this Section 10 shall survive the termination or cancellation of this Agreement.

          11. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in
Schedule I hereto, with a copy to: [ ]; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at AMETEK, Inc., 37 North Valley Road, Paoli, Pennsylvania 19301, with a copy to: Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, Attn: David H. Kaufman, Esq.

          12. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

          13. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.





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



          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                     Very truly yours,

                                     AMETEK, INC.


                                     By:
                                        ----------------------------
                                        Name:
                                        Title:



The foregoing Agreement is hereby confirmed and accepted as of the date specified in Schedule I hereto.


By:  [Name of Representatives]

By:
    ---------------------------
    Name:
    Title:

                                   SCHEDULE I




Underwriting Agreement dated _______

Registration Statement No. 333-

Representatives:

Address of Representatives:



Title, Purchase Price and Description of Securities:

         Title:

         Principal amount:

         Purchase price (include type of funds, if applicable): ____________ in federal (same day) funds or wire transfer to an account previously designated to the Representatives by the Company, or if agreed to by the Representatives and the Company, by certified or official bank check or checks.

Sinking fund provisions:

Redemption provisions:

Other provisions:

Closing Date, Time and Location:  _________

Listing:

Delayed Delivery Arrangements:

Additional items to be covered by the letter from Ernst & Young LLP delivered pursuant to
Section 5(e) at the time this
Agreement is executed: ___________________

                                   SCHEDULE II


                                                           Principal Amount
                                                           of Securities to
Underwriters                                               be  Purchased
------------                                               -------------

                                  SCHEDULE III

                                  SUBSIDIARIES

                                   SCHEDULE IV

                            DELAYED DELIVERY CONTRACT

                                                                       [Date]


[Insert name and address
of lead Representative]


Dear Sirs:

          The undersigned hereby agrees to purchase from AMETEK Inc. (the "Company"), and the Company agrees to sell to the undersigned, on _____, 20__ , (the "Delivery Date"), $ ____ principal amount of the Company's _____ (the "Securities") offered by the Company's Final Prospectus dated ______, 20__ , receipt of a copy of which is hereby acknowledged, at a purchase price of __% of the principal amount thereof, plus accrued interest, if any, thereon from ______, 20__, to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

          Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 A.M. on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

          The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Final Prospectus mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on the first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

          This agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.

                                           Very truly yours,

                                           -------------------------------
                                           (Name of Purchaser)

                                           By:
                                               ----------------------------
                                               (Signature and Title of Officer)


                                               ----------------------------
                                               (Address)

Accepted:

AMETEK, INC.



By:
    ------------------------------
    (Authorized Signature)